                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                 April 30, 2005

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

             CASE NAME: FLORSHEIM GROUP INC.    CASE NO. 02 B 08209

                            SUMMARY OF CASH ACCOUNTS

                                                                03/31/2005             04/30/2005
                                                               -------------         -------------
ENDING BALANCE IN :

Associated Bank                                                $  212,950.74         $  210,895.35

BT Commercial Escrow                                              144,008.24            144,008.24

Shaw Gussis Fishman Glantz Wolfman &
   Towbin LLC - Preference Account II                             852,802.49            849,699.90
                                                               -------------         -------------
TOTAL                                                          $1,209,761.47         $1,204,603.49
                                                               =============         =============

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                         CASH RECEIPTS - APRIL 30, 2005

                                                               SHAW GUSSIS
  DATE                                                      PREFERENCE ACCT.II
--------                                                    ------------------
04/01/05                                                       $         -
04/02/05                                                                 -
04/03/05                                                                 -
04/04/05                                                                 -
04/05/05                                                                 -
04/06/05                                                                 -
04/07/05                                                                 -
04/08/05                                                                 -
04/09/05                                                                 -
04/10/05                                                                 -
04/11/05                                                                 -
04/12/05                                                                 -
04/13/05                                                                 -
04/14/05                                                                 -
04/15/05                                                                 -
04/16/05                                                                 -
04/17/05                                                                 -
04/18/05                                                                 -
04/19/05                                                         12,750.00 1)
04/20/05                                                                 -
04/21/05                                                             50.00 2)
04/22/05                                                                 -
04/23/05                                                                 -
04/24/05                                                                 -
04/25/05                                                                 -
04/26/05                                                                 -
04/27/05                                                                 -
04/28/05                                                                 -
04/29/05                                                                 -
04/30/05                                                                 -
                                                               -----------
TOTAL RECEIPTS                                                 $ 12,800.00
                                                               ===========

1) Preference recoveries.

2) Restitution payment.

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - APRIL 30, 2005

   DATE      CHECK NUMBER         PAYMENTS          ASSOCIATED BANK
   ----      ------------   ---------------------   ---------------
04/07/2005       1260       F. Terrence Blanchard      $ 1,905.39
04/11/2005       1261       Ben Alvendia                   150.00
                                                       ----------
                            Total                      $ 2,055.39
                                                       ==========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - APRIL 30, 2005

                                                                            SHAW GUSSIS
   DATE         CHECK NUMBER      PAYMENTS                              PREFERENCE ACCOUNT II
   ----         ------------      --------                              ---------------------
04/06/2005          1155          F. Terrence Blanchard                      $ 1,800.00
04/06/2005          1156          Shaw Gussis Fishman                         12,024.90
04/27/2005          1157          Leslie T Welsh Inc.                          1,381.14
04/27/2005          1158          Iron Mountain Record Management                274.03
04/27/2005          1159          Kronish Lieb Weiner                            422.52
                                                                             ----------
                                                                             $15,902.59
                                                                             ==========

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                 FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                 APRIL 30, 2005

BT COMMERCIAL CORPORATION
LOAN ACCOUNT

                                          POST-PETITION
                                              LOAN
     DATE         PAYMENTS   BORROWINGS      BALANCE
     ----         --------   ----------   -------------
OPENING BALANCE                           $6,912,679.88
 04/01/2005       $      -     $    -      6,912,679.88
 04/02/2005              -          -      6,912,679.88
 04/03/2005              -          -      6,912,679.88
 04/04/2005              -          -      6,912,679.88
 04/05/2005              -          -      6,912,679.88
 04/06/2005              -          -      6,912,679.88
 04/07/2005              -          -      6,912,679.88
 04/08/2005              -          -      6,912,679.88
 04/09/2005              -          -      6,912,679.88
 04/10/2005              -          -      6,912,679.88
 04/11/2005              -          -      6,912,679.88
 04/12/2005              -          -      6,912,679.88
 04/13/2005              -          -      6,912,679.88
 04/14/2005              -          -      6,912,679.88
 04/15/2005              -          -      6,912,679.88
 04/16/2005              -          -      6,912,679.88
 04/17/2005              -          -      6,912,679.88
 04/18/2005              -          -      6,912,679.88
 04/19/2005              -          -      6,912,679.88
 04/20/2005              -          -      6,912,679.88
 04/21/2005              -          -      6,912,679.88
 04/22/2005              -          -      6,912,679.88
 04/23/2005              -          -      6,912,679.88
 04/24/2005              -          -      6,912,679.88
 04/25/2005              -          -      6,912,679.88
 04/26/2005              -          -      6,912,679.88
 04/27/2005              -          -      6,912,679.88
 04/28/2005              -          -      6,912,679.88
 04/29/2005              -          -      6,912,679.88
 04/30/2005              -          -      6,912,679.88
                  --------     ------
Total             $      -     $    -
                  ========     ======

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

             CASE NAME: FLORSHEIM GROUP INC.   CASE NO. 02 B 08209

                         STATEMENT OF AGED RECEIVABLES

                                 APRIL 30, 2005

ACCOUNTS RECEIVABLE:

Beginning of Month Balance                                     $ 340,228
                                                               ---------
Add: Sales on Account                                                  -
                                                               ---------
Less: Collections                                                      -
                                                               ---------
Adjustments                                                            -
                                                               ---------
End of the Month Balance                                       $ 340,228
                                                               =========

      Note - All accounts receivable are fully reserved.

 0-30            31-60        61-90        OVER 90       END OF MONTH
 DAYS            DAYS          DAYS          DAYS           TOTAL
------           -----        -----       ---------      ------------
$    -           $   -        $   -       $ 340,228      $    340,228
======           =====        =====       =========      ============

                     ACCOUNTS PAYABLE AGING - APRIL 30, 2005

                        0-30           31-60            61-90          OVER 90         END OF MONTH
                        DAYS           DAYS              DAYS            DAYS              TOTAL
                      -------          -----           -------       -----------       ------------
Wholesale             $ 8,607          $ 780           $ 2,657       $ 1,326,504          1,338,548

Retail                      -              -                 -            75,979             75,979

                      -------          -----           -------       -----------       ------------
Total                 $ 8,607          $ 780           $ 2,657       $ 1,402,483       $  1,414,527
                      =======          =====           =======       ===========       ============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

           CASE NAME:  FLORSHEIM GROUP INC.     CASE NO.   02 B 08209

                                TAX QUESTIONNAIRE

                         FOR MONTH ENDED APRIL 30, 2005

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1. Federal Income Taxes                           Yes [x]              No [ ]
2. FICA withholdings                              Yes [x]              No [ ]
3. Employee's withholdings                        Yes [x]              No [ ]
4. Employer's FICA                                Yes [x]              No [ ]
5. Federal Unemployment Taxes                     Yes [x]              No [ ]
6. State Income Taxes                             Yes [x]              No [ ]
7. State Employee withholdings                    Yes [x]              No [ ]
8. All other state taxes                          Yes [x]              No [ ]

If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

DECLARATION UNDER PENALTY OF PERJURY

I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                          /s/ F. Terrence Blanchard
                                          --------------------------------------
                                          For the Debtor In Possession (Trustee)

                                          Print or type name and capacity of
                                          person signing this Declaration:

                                          F. Terrence Blanchard

                                          President and Chief Financial Officer
                                          Florsheim Group Inc.
DATED: May 11, 2005